EXHIBIT 99.1

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bresler & Reiner, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sidney M. Bresler, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SIDNEY M. BRESLER	March 31, 2003
Sidney M. Bresler Chief Executive Officer	Date

A signed original of this written statement required by Section 906 has been provided to Bresler & Reiner, Inc. and will be retained by Bresler & Reiner, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

EXHIBIT 99.1

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Bresler & Reiner, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William J. Donovan, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ WILLIAM J. DONOVAN	March 31, 2003
William J. Donovan Chief Financial Officer	Date

A signed original of this written statement required by Section 906 has been provided to Bresler & Reiner, Inc. and will be retained by Bresler & Reiner, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.